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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 14, 2005

                                 TRANSPRO, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-13894                   34-1807383
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  OTHER EVENTS

As previously disclosed, Transpro, Inc. (the "Company") sold its Heavy Duty OEM business unit on March 1, 2005. This Form 8-K is being filed in order to show the effect of classifying the Heavy Duty OEM business unit as a discontinued
operation in the Company's Annual Report on Form 10-K for the year ended
December 31, 2004. The Heavy Duty OEM business unit was classified as a continuing operation in the Form 10-K as filed, because this business did not meet the criteria for classification as a discontinued operation as of December
31, 2004.

In its Form 10-Q for the quarter ended March 31, 2005, the Company classified the Heavy Duty OEM business unit as a discontinued operation for all periods prior to the sale. The Company has filed a Registration Statement on Form S-4 with respect to the merger of Transpro with the aftermarket business of Modine
Manufacturing Company. The final registration statement will incorporate by reference the 2004 Form 10-K, the Form 10-Q for the quarter ended March 31, 2005 and this Form 8-K. The information in this Form 8-K is responsive to the requirement to treat discontinued operations consistently in the historical financial statements incorporated by reference into the registration statement and supersedes the corresponding information in the Form 10-K.

Information relating to the discontinued Heavy Duty OEM business is contained in
Note 19 of the Notes to Consolidated Financial Statements attached to this report as Exhibit 99.3.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibits are furnished as part of this report:

23.1     Consent of BDO Seidman, LLP

23.2     Consent of PricewaterhouseCoopers LLP

99.1     Item 6-Selected Financial Data

99.2     Item 7-Management's Discussion and Analysis of Financial Condition
         and Results of Operations

99.3     Item 8-Consolidated Financial Statements as of December 31, 2004 and
         2003 and for the years ended December 31, 2004, 2003 and 2002, Notes to
         Consolidated Financial Statements and Schedule II-Valuation and
         Qualifying Accounts for the years ended December 31, 2004, 2003 and
         2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TRANSPRO, INC.

Date:  June 15, 2005             By:  /s/ Richard A. Wisot
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                                     Richard A. Wisot
                                     Vice President, Treasurer, Secretary,
                                     and Chief Financial Officer